UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-08788

Templeton Russia and East European Fund, Inc.
(Exact name of registrant as specified in charter)

300 S.E. 2nd Street, Fort Lauderdale, FL 33301-1923
(Address of principal executive offices) (Zip code)

Craig S. Tyle, One Franklin Parkway, San Mateo, CA 94403-1906
(Name and address of agent for service)

Registrant's telephone number, including area code: (954) 527-7500

Date of fiscal year end: _3/31__

Date of reporting period: 9/30/13___

Item 1. Reports to Stockholders.

SEPTEMBER 30, 2013

SEMIANNUAL REPORT

INTERNATIONAL

Templeton Russia and East European Fund, Inc.

FRANKLIN TEMPLETON INVESTMENTS

Franklin · **Templeton** · Mutual Series

Semiannual Report

Templeton Russia and East European Fund, Inc.

Your Fund’s Goal and Main Investments: Templeton Russia and East European Fund seeks long-term capital appreciation. Under normal market conditions, the Fund invests at least 80% of its net assets in investments that are tied economically to Russia or East European countries.

Dear Shareholder:

This semiannual report for Templeton Russia and East European Fund covers the period ended September 30, 2013.

Economic and Market Overview

Russia’s economic growth, as measured by gross domestic product (GDP), slowed in the second quarter of 2013 to its lowest rate since 2009, with GDP growing 1.2% year-over-year, down from 1.6% in the first quarter.1 Lower investment and household spending, in addition to weaker global commodi-
ties demand, contributed to the slower growth. Although the Central Bank of
Russia (CBR) has been focused more on controlling inflation than on boost-
ing economic growth, the government approved a stimulus plan aimed at infrastructure investment and small-business lending programs. GDP growth for the third quarter matched the second quarter’s 1.2% rate, resulting largely from weaker domestic demand and lack of business investment.1 The annu-
alized inflation rate reached a 21-month high of 7.4% in May but ended the period at 6.1%, closer to the CBR’s 2013 inflation target range of 5% to
6%, as food prices declined because of a markedly improved harvest.1 In its
September meeting, the CBR restructured its monetary policy instruments in

1. Source: Federal State Statistics Service, Russia.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s
Statement of Investments (SOI). The SOI begins on page 11.

Semiannual Report | 1

an effort to improve its influence on market interest rates. The key feature of the restructuring was the CBR’s introduction of a new key rate for providing and absorbing liquidity, a one-week unified interest rate initially set at 5.5%. The CBR declared it would use the new key rate as the main indicator of its monetary policy stance, with the refinancing rate, which remained at 8.25%, playing a minor role until the CBR makes it equal to the key rate on January 1, 2016.

During the period, Russia continued to advance its economic relationship with other emerging market countries. President Vladimir Putin and Chinese Vice Premier Zhang Gaoli agreed in June to further economic cooperation between Russia and China. At the G20 summit held in St. Petersburg in September, President Putin and Chinese President Xi Jinping met and oversaw Russian and Chinese state-owned corporations sign agreements for Chinese import of Russia’s natural gas and investment in a Russian natural gas producer.2 In August, Brazil, Russia, India, China and South Africa (BRICS) agreed on a capital structure for a proposed development bank aimed at supporting emerging market countries’ financing needs for infrastructure projects. Most recently, the BRICS countries agreed to establish a joint $100 billion currency reserve to protect their economies from global financial market volatility and currency shocks.

Russian and Eastern European markets, along with their emerging market peers, experienced a May–June steep sell-off in stocks, bonds and currencies, caused largely by investor anxiety that the U.S. Federal Reserve Board (Fed) might taper its asset purchase program in September and that the People’s Bank of China (PBOC) might not take steps to stabilize the country's interbank market. However, investor sentiment improved in late June, and Eastern European and other emerging market stock prices rebounded from period lows after the PBOC calmed China’s interbank market and the Fed reassured investors it would continue its accommodative monetary policy. Further boosting Russian and Eastern European stocks was Russia’s July announcement of an economic stimulus plan. Financial markets grew volatile again in August, however, amid concerns about a possible U.S. military intervention in Syria and the Fed’s potential plan to wind down its asset purchase program. Near period-end, volatility subsided as President Putin brokered a deal that calmed tension with Syria and as the Fed announced it would delay tapering its asset purchase program. The re-election of German Chancellor Angela Merkel’s

2. The G20, a forum for international cooperation on global economic and financial agenda, consists of Argentina,
Australia, Brazil, Canada, China, France, Germany, India, Indonesia, Italy, Japan, the Republic of Korea, Mexico, Russia,
Saudi Arabia, South Africa, Turkey, the U.K., the U.S. and the European Union.

2 | Semiannual Report

Christian Democratic Union, which many observers viewed as positive for eurozone stability, also supported Eastern European stocks. The global stock rally was soon dampened, however, by investor concerns about the U.S. budget impasse and its potential impact on global economic growth.

Eastern European stocks, as measured by the MSCI Emerging Markets (EM) Eastern Europe Index, outperformed their emerging markets peers, as measured by the MSCI EM Index, as they proved to be less sensitive than their peers to the potential tapering of the Fed’s asset purchase program. For the six months ended September 30, 2013, the MSCI EM Eastern Europe Index delivered a +6.09% total return, with all four countries in the index posting gains.3 Polish stocks outperformed their Eastern European peers, and Russian stocks, as measured by the MSCI Russia Index, generated a +4.30% total return.3

Investment Strategy

Our investment strategy employs a company-specific, value-oriented, long-term approach. We focus on the market price of a company’s securities relative to our evaluation of the company’s long-term earnings, asset value and cash flow potential. As we look for investments, we consider specific companies in the context of their sector and country. We perform in-depth research to construct an Action List from which we construct the portfolio. Our emphasis is on value and not attempting to match or beat an index. During our analysis, we also consider a company’s position in its sector, the economic framework and political environment.

Performance Overview

Templeton Russia and East European Fund had cumulative total returns of -0.88% based on market price and +1.54% based on net asset value for the six months ended September 30, 2013. In line with our long-term investment strategy, we are pleased with our long-term results. For the 10-year period ended September 30, 2013, the Fund delivered cumulative total returns of +128.40% in market price terms and +157.37% in net asset value terms. You can find more of the Fund’s performance data in the Performance Summary on page 8.

Performance data represent past
performance, which does not
guarantee future results.
Investment return and principal
value will fluctuate, and you may
have a gain or loss when you sell
your shares. Current performance
may differ from figures shown.

3. Source: © 2013 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

Semiannual Report | 3

Manager’s Discussion

During the six months under review, key contributors to the Fund’s absolute performance included Russia-based Gazprom, the world’s largest natural gas producer; Bank of Georgia Holdings, Georgia’s largest bank; and Veropharm, one of Russia’s largest producers of domestic pharmaceuticals and oncology medicines.

The long-term prospects of Gazprom’s exceptionally attractive production assets, which include the world’s largest natural gas reserves, were significantly undervalued, in our assessment. Corporate governance concerns contributed to share price weakness during the first half of the reporting period. However, Gazprom’s shares rallied strongly in the period’s second half amid material increases in the company’s exports to European Union markets. Further supporting Gazprom’s share price were the progress in discussions about exporting natural gas to China and investor expectations the company would increase dividend payments.

Bank of Georgia Holdings generated record revenue and profit for the second quarter, resulting from strong retail and corporate loan growth, expansion of its investment management business, solid performance by its insurance, health care and affordable housing businesses, and successful cost control measures. The bank’s broad range of services, extensive presence and growing market share, in our view, positioned it well to benefit from Georgia’s potentially stronger economic growth and underpenetrated banking sector.

Veropharm’s share price surged after Moscow-based Pharmacy Chain 36.6 announced it signed an agreement to sell its 52% stake in Veropharm to a company controlled by Russian billionaire Roman Avdeev at a significant premium.

In contrast, key detractors from the Fund’s absolute performance included Phosagro, a Russia-based, leading global producer of phosphate-based fertilizers and phosphate rock; Nord Gold, one of Russia’s top gold producers, with operations in West Africa and Kazakhstan; and Cyprus-incorporated Globaltrans Investment, Russia’s leading private freight rail transportation operator.

Phosagro’s share price declined because of weaker-than-expected corporate results, a softening economic environment and investor pessimism about fertilizer companies as the global phosphates market remained depressed, stemming partly from reduced Indian demand and a declining rupee. Lower phosphate

4 | Semiannual Report

Top 10 Equity Holdings
9/30/13

Company	% of Total
Sector/Industry, Country	Net Assets
Sberbank of Russia, ord. & pfd.	16.1%
Commercial Banks, Russia
Gazprom OAO, ADR	10.6%
Oil, Gas & Consumable Fuels, Russia
Globaltrans Investment PLC, GDR, Reg S 8.0%
Road & Rail, Cyprus
MHP SA, GDR, 144A & Reg S	6.7%
Food Products, Ukraine
Veropharm	6.1%
Pharmaceuticals, Russia
KCell JSC, GDR, 144A	4.8%
Wireless Telecommunication Services,
Kazakhstan
DIXY Group OJSC	4.4%
Food & Staples Retailing, Russia
X5 Retail Group NV, GDR, Reg S	4.2%
Food & Staples Retailing, Russia
LUKOIL Holdings, ADR	3.7%
Oil, Gas & Consumable Fuels, Russia
RN Holding OAO	3.6%
Oil, Gas & Consumable Fuels, Russia

fertilizer prices, limited incremental production capacity and a change in chief executive officer further dampened investor confidence in the company. We divested the Fund’s position in the company during the reporting period.

Global commodity prices generally declined during the six-month period as many investors became more risk averse because of economic growth concerns. In the second quarter, fears that the Fed might taper its asset purchase program contributed to sharp declines in gold and silver prices, which negatively affected the share prices of Nord Gold and other companies engaged in gold and silver mining and exploration. Many investors were further concerned about rising productions costs, which pressured profit margins. Nord Gold continued to take measures to cut costs and improve efficiency. For example, two mines started to access high-grade ore, which the company expected could help increase production and reduce costs in the second half of 2013. We believe that the longer term prospects for precious metals and other hard commodities, as well as for Nord Gold and other companies engaged in their production, remain positive as emerging market economies continue to grow and drive commodity demand.

Weakness in the rail freight market, particularly in the bulk cargo segment, which is exposed to the coal and metals industries, pressured gondola (open top) car rates, which contributed to investors’ avoidance of Globaltrans Investment through the middle of July 2013. However, in the latter part of the period, Globaltrans’s shares recovered nearly all of the earlier losses as the company reported better-than-expected first-half 2013 earnings results, driven largely by higher revenue in the rail tank segment, which is exposed to the oil and oil products industries. Operating its own locomotives in the rail tank segment provided Globaltrans with a significant competitive advantage and higher pricing power. We maintained a positive view of the company because of its long-term service contracts with major Russian companies, good cash flow generation and growth through mergers and acquisitions as Russia’s fragmented freight rail market consolidates.

During the six-month period, our continued search for companies with fundamentals we considered to be attractive led us to increase the Fund’s overall holdings in frontier markets. Many of the themes we believe apply to emerging markets — such as generally robust economic growth, inexpensive stock valuations and relatively strong fiscal and private finances — apply even more strongly to frontier markets. We initiated exposure to Romania and Estonia and made additional investments in Kazakhstan and Georgia. We also initiated a position in Portugal as we identified an opportunity in this

Semiannual Report | 5

developed market country that had significant emerging market operations, particularly in Poland. We undertook some of our largest purchases in oil, gas and consumable fuels companies and food and staples retailing companies, as well as initiated positions in specialty retail and airlines companies. New positions included Gazprom Neft, one of Russia’s largest oil companies and the main oil production subsidiary of Gazprom; Aeroflot, Russia’s flagship airline; Portugal-based Jeronimo Martins, whose subsidiary operates Poland’s largest food retail chain; and M Video, a leading Russian consumer electronics retailer. Within frontier markets, we added Petrom, Romania’s largest oil and gas group, and Estonia-based Silvano Fashion Group, an apparel retailer, wholesaler and manufacturer with substantial exposure to Russia, Ukraine, Belarus and the Baltic states. Additionally, we increased the Fund’s holdings in Gazprom and in DIXY Group, a major Russian food and staples retailer. In accordance with the Fund’s previously authorized share repurchase program, we also repurchased some of the Fund’s outstanding shares in the open market. Please read the Important Notice to Shareholders on page 9 for information about the Fund’s share repurchase program.

Conversely, we conducted some sales as certain stocks reached their price targets and as we sought to invest in companies we considered to be more attractively valued within our investment universe. As a result, we trimmed the Fund’s investments in Hungary. Additionally, we eliminated the Fund’s exposure to chemicals, diversified telecommunication services and media companies and reduced investments in metals and mining companies and pharmaceutical companies. Key sales included elimination of the Fund’s positions in Phosagro; Magyar Telekom, a Hungarian diversified telecommunication services company; CTC Media, a Russian independent media company; and Raspadskaya, a Russian metallurgical coal producer. We also reduced the Fund’s holdings in Russia-based Norilsk Nickel (Mining and Metallurgical Co. Norilsk Nickel), the world’s largest nickel and palladium producer and one of the world’s largest platinum producers; LUKOIL Holdings, a leading Russian oil and gas company; and Egis Pharmaceuticals, one of Hungary’s largest generic pharmaceutical companies.

6 | Semiannual Report

Thank you for your continued participation in Templeton Russia and East European Fund. We look forward to serving your future investment needs.

Mark Mobius
Executive Chairman
Templeton Emerging Markets Group

The foregoing information reflects our analysis, opinions and portfolio holdings as of September 30, 2013, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources consid-
ered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you under-
stand our investment management philosophy.

Semiannual Report | 7

Performance Summary as of 9/30/13

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses. Capital gain distributions are net profits realized from the sale of portfolio securities. Total return reflects reinvestment of the Fund’s dividends and capi-
tal gain distributions, if any, and any unrealized gains or losses. Total returns do not reflect any sales charges paid at inception or brokerage commissions paid on secondary market purchases.
The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares.

Price Information

Symbol: TRF				Change		9/30/13		3/31/13
Net Asset Value (NAV)			+$	0.25		$16.48		$16.23
Market Price (NYSE)			-$	0.13		$14.66		$14.79

Performance

		6-Month		1-Year		5-Year		10-Year
Cumulative Total Return[1]
Based on change in NAV[2]	+	1.54%		-1.35%	+	9.61%	+	157.37%
Based on change in market price[3]		-0.88%		-2.96%	+	6.61%	+	128.40%
Average Annual Total Return[1]
Based on change in NAV[2]	+	1.54%		-1.35%	+	1.85%	+	9.91%
Based on change in market price[3]		-0.88%		-2.96%	+	1.29%	+	8.61%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown.

Endnotes

All investments involve risks, including possible loss of principal. Special risks are associated with foreign investing including currency volatil-
ity, economic instability, and social and political developments of countries where the Fund invests. Emerging markets involve heightened risks related to the same factors, in addition to those associated with their relatively small size and lesser liquidity. Investments in Russian and East
European securities involve significant additional risks, including political and social uncertainty (for example, regional conflicts and risk of war), currency exchange rate volatility, pervasiveness of corruption and crime in the Russian and East European economic systems, delays in settling portfolio transactions, and risk of loss arising out of the system of share registration and custody used in Russia and East European countries. Because the Fund invests its assets primarily in companies in a specific region, the Fund is subject to greater risks of adverse developments in that region and/or the surrounding regions than a fund that is more broadly diversified geographically. Political, social or eco-
nomic disruptions in the region, even in countries in which the Fund is not invested, may adversely affect the value of securities held by the
Fund. Also, as a nondiversified investment company investing in Russia and East European countries, the Fund may invest in a relatively small number of issuers and, as a result, be subject to greater risk of loss with respect to its portfolio securities. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results.

1. Total return calculations represent the cumulative and average annual changes in value of an investment over the periods indicated. Six-month returns have not been annualized.
2. Assumes reinvestment of distributions based on net asset value.
3. Assumes reinvestment of distributions based on the dividend reinvestment and cash purchase plan.

8 | Semiannual Report

Important Notice to Shareholders

Share Repurchase Program

The Fund’s Board previously authorized the Fund to repurchase up to 10% of the Fund’s outstanding shares in open-market transactions, at the discretion of management. This authorization remains in effect.

In exercising its discretion consistent with its portfolio management responsibilities, the investment manager will take into account various other factors, including, but not limited to, the level of the discount, the Fund’s performance, portfolio holdings, dividend history, market conditions, cash on hand, the availability of other attractive investments and whether the sale of certain portfolio securities would be undesirable because of liquidity concerns or because the sale might subject the Fund to adverse tax consequences. Any repurchases would be made on a national securities exchange at the prevailing market price, subject to exchange requirements, Federal securities laws and rules that restrict repurchases, and the terms of any outstanding leverage or borrowing of the Fund. If and when the Fund’s 10% threshold is reached, no further repurchases could be completed until authorized by the Board. Until the 10% threshold is reached, Fund management will have the flexibility to commence share repurchases if and when it is determined to be appropriate in light of prevailing circumstances. The share repurchase program is intended to benefit shareholders by enabling the Fund to repurchase shares at a discount to net asset value, thereby increasing the proportionate interest of each remaining shareholder in the Fund.

Semiannual Report | 9

Templeton Russia and East European Fund, Inc.

Financial Highlights

	Six Months Ended
	September 30, 2013		Year Ended March 31,
	(unaudited)	2013	2012	2011	2010	2009
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$16.23	$17.79	$24.38	$20.75	$7.48	$60.37
Income from investment operations:
Net investment income (loss)[a]	0.35	0.19	0.04	(0.11)	(0.08)	0.23
Net realized and unrealized gains (losses)	(0.14)	(1.54)	(6.63)	3.85	13.35	(43.91)
Total from investment operations	0.21	(1.35)	(6.59)	3.74	13.27	(43.68)
Repurchase of shares	0.04	0.02	—	—	—	—
Less distributions from:
Net investment income	—	(0.16)	—	—	—	(0.24)
Net realized gains	—	(0.07)	—	(0.11)	—	(8.95)
Tax return of capital	—	—	—	—	—	(0.02)
Total distributions	—	(0.23)	—	(0.11)	—	(9.21)
Net asset value, end of period	$16.48	$16.23	$17.79	$24.38	$20.75	$7.48
Market value, end of period[b]	$14.66	$14.79	$16.44	$23.96	$20.44	$8.90

Total return (based on market value per share)[c]	(0.88)%	(8.65)%	(31.39)%	17.76%	129.66%	(65.07)%

Ratios to average net assets[d]
Expenses	1.54%	1.57%	1.59%	1.79%[e]	1.80%	1.82%
Net investment income (loss)	4.51%	1.16%	0.19%	(0.55)%	(0.55)%	0.69%

Supplemental data
Net assets, end of period (000’s)	$91,605	$92,235	$102,226	$140,055	$119,216	$42,953
Portfolio turnover rate	19.36%	36.32%	7.63%	10.81%	19.14%	30.83%

[a]Based on average daily shares outstanding.
[b]Based on the last sale on the New York Stock Exchange.
[c]Total return is not annualized for periods less than one year.
[d]Ratios are annualized for periods less than one year.
[e]Net of a one-time 0.04% affiliated fee waiver, the ratio of expenses net of expense reduction was 1.75%.

10 | The accompanying notes are an integral part of these financial statements. | Semiannual Report

Templeton Russia and East European Fund, Inc.

Statement of Investments, September 30, 2013 (unaudited)

	Country	Shares	Value
Common Stocks 83.4%
Airlines 0.6%
Aeroflot-Russian Airlines OJSC	Russia	308,900	$518,972

Commercial Banks 16.1%
Bank of Georgia Holdings PLC	Georgia	104,000	3,250,939
OTP Bank PLC	Hungary	53,600	1,060,517
Sberbank of Russia	Russia	3,460,833	10,451,869
			14,763,325

Energy Equipment & Services 0.4%
[a,b]IG Seismic Services PLC, GDR, Reg S	Russia	15,672	407,472

Food & Staples Retailing 10.6%
[a] DIXY Group OJSC	Russia	300,021	4,038,828
Jeronimo Martins SGPS SA	Portugal	89,290	1,833,547
[a,b]X5 Retail Group NV, GDR, Reg S	Russia	233,189	3,863,942
			9,736,317

Food Products 7.0%
[a] Agroton Public Ltd.	Ukraine	361,070	283,269
[c] MHP SA, GDR, 144A	Ukraine	76,380	1,231,627
[b] MHP SA, GDR, Reg S	Ukraine	303,950	4,901,194
			6,416,090

Metals & Mining 2.9%
Mining and Metallurgical Co. Norilsk Nickel	Russia	12,361	1,788,337
[c] Nord Gold NV, GDR, 144A	Russia	516,095	830,913
			2,619,250

Oil, Gas & Consumable Fuels 22.5%
Dragon Oil PLC	Turkmenistan	91,453	862,357
Gazprom Neft OAO, ADR	Russia	110,410	2,421,843
Gazprom OAO, ADR	Russia	1,105,300	9,740,456
KazMunaiGas Exploration Production, GDR	Kazakhstan	50,000	740,000
Kuzbasskaya Toplivnaya Kompaniya OAO	Russia	83,025	159,217
[d] LUKOIL Holdings, ADR	Russia	26,600	1,687,105
[d] LUKOIL Holdings, ADR (London Stock Exchange)	Russia	26,500	1,680,762
OMV Petrom SA	Romania	6,641,500	902,865
[b] Zhaikmunai LP, GDR, Reg S	Kazakhstan	186,450	2,400,544
			20,595,149

Pharmaceuticals 8.3%
Egis Pharmaceuticals PLC	Hungary	11,291	1,422,576
[a] Pharmstandard OJSC	Russia	12,696	653,891
[a] Veropharm	Russia	199,219	5,545,560
			7,622,027

Road & Rail 8.0%
[b] Globaltrans Investment PLC, GDR, Reg S	Russia	504,250	7,319,189

		Semiannual Report | 11

Templeton Russia and East European Fund, Inc.

Statement of Investments, September 30, 2013 (unaudited) (continued)

	Country	Shares	Value
Common Stocks (continued)
Specialty Retail 2.2%
[a] M Video OJSC	Russia	155,060	$1,277,671
Silvano Fashion Group AS, A	Estonia	226,720	782,074

			2,059,745

Wireless Telecommunication Services 4.8%
[c] KCell JSC, GDR, 144A	Kazakhstan	286,000	4,385,810

Total Common Stocks (Cost $60,891,696)			76,443,346

Preferred Stocks 8.5%
Commercial Banks 4.7%
Sberbank of Russia, pfd.	Russia	1,868,345	4,307,108

Metals & Mining 0.2%
Mechel, pfd.	Russia	117,147	193,778

Oil, Gas & Consumable Fuels 3.6%
[a] RN Holding OAO	Russia	2,038,295	3,269,726

Total Preferred Stocks (Cost $9,149,722)			7,770,612

Total Investments before Short Term Investments
(Cost $70,041,418)			84,213,958
Short Term Investments (Cost $7,543,350) 8.3%
Money Market Funds 8.3%
[a,e] Institutional Fiduciary Trust Money Market Portfolio	United States	7,543,350	7,543,350

Total Investments (Cost $77,584,768) 100.2%			91,757,308
Other Assets, less Liabilities (0.2)%			(152,007)

Net Assets 100.0%			$91,605,301

See Abbreviations on page 23.

aNon-income producing.

bSecurity was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from regis-
tration. These securities have been deemed liquid under guidelines approved by the Fund’s Board of Directors. At September 30, 2013, the aggregate value of these securities was
$18,892,341, representing 20.62% of net assets.
cSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Fund’s Board of Directors. At September 30,
2013, the aggregate value of these securities was $6,448,350, representing 7.04% of net assets.
dAt September 30, 2013, pursuant to the Fund’s policies and the requirements of applicable securities law, the Fund may be restricted from trading these securities for a limited or extended period of time due to ownership limits and/or potential possession of material non-public information.
eSee Note 7 regarding investments in the Institutional Fiduciary Trust Money Market Portfolio.

12 | The accompanying notes are an integral part of these financial statements. | Semiannual Report

Templeton Russia and East European Fund, Inc.

Financial Statements

Statement of Assets and Liabilities
September 30, 2013 (unaudited)

Assets:
Investments in securities:
Cost - Unaffiliated issuers	$70,041,418
Cost - Sweep Money Fund (Note 7)	7,543,350
Total cost of investments	$77,584,768
Value - Unaffiliated issuers	$84,213,958
Value - Sweep Money Fund (Note 7)	7,543,350
Total value of investments	91,757,308
Receivables from dividends	48,508
Total assets	91,805,816
Liabilities:
Payables:
Investment securities purchased	5,183
Capital shares redeemed	11,752
Management fees	97,159
Custodian fees	34,563
Directors’ fees and expenses	176
Reports to shareholders	14,878
Registration and filing fees	10,182
Professional fees	20,823
Accrued expenses and other liabilities	5,799
Total liabilities	200,515
Net assets, at value	$91,605,301
Net assets consist of:
Paid-in capital	$80,990,693
Undistributed net investment income	2,626,207
Net unrealized appreciation (depreciation)	14,173,130
Accumulated net realized gain (loss)	(6,184,729)
Net assets, at value	$91,605,301
Shares outstanding	5,558,994
Net asset value per share	$16.48

Semiannual Report | The accompanying notes are an integral part of these financial statements. | 13

Templeton Russia and East European Fund, Inc.

Financial Statements (continued)

Statement of Operations
for the six months ended September 30, 2013 (unaudited)

Investment income:
Dividends (net of foreign taxes of $308,140)	$2,705,721
Expenses:
Management fees (Note 3a)	560,965
Administrative fees (Note 3b)	14,957
Transfer agent fees	6,815
Custodian fees (Note 4)	43,593
Reports to shareholders	10,877
Registration and filing fees	34,801
Professional fees	31,880
Directors’ fees and expenses	2,209
Other	5,396
Total expenses	711,493
Net investment income	1,994,228
Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments	(4,628,271)
Foreign currency transactions	(71,505)
Net realized gain (loss)	(4,699,776)
Net change in unrealized appreciation (depreciation) on:
Investments	3,813,238
Translation of other assets and liabilities denominated in foreign currencies	589
Net change in unrealized appreciation (depreciation)	3,813,827
Net realized and unrealized gain (loss)	(885,949)
Net increase (decrease) in net assets resulting from operations	$1,108,279

14 | The accompanying notes are an integral part of these financial statements. | Semiannual Report

Templeton Russia and East European Fund, Inc.

Financial Statements (continued)

Statements of Changes in Net Assets

	Six Months Ended
	September 30, 2013	Year Ended
	(unaudited)	March 31, 2013
Increase (decrease) in net assets:
Operations:
Net investment income	$1,994,228	$1,083,682
Net realized gain (loss) from investments and foreign currency transactions	(4,699,776)	170,342
Net change in unrealized appreciation (depreciation) on investments and translation of
other assets and liabilities denominated in foreign currencies	3,813,827	(9,021,929)
Net increase (decrease) in net assets resulting from operations	1,108,279	(7,767,905)
Distributions to shareholders from:
Net investment income	—	(903,840)
Net realized gains	—	(386,379)
Total distributions to shareholders	—	(1,290,219)
Capital share transactions - Repurchase of Shares (Note 2)	(1,737,531)	(933,387)
Net increase (decrease) in net assets	(629,252)	(9,991,511)
Net assets:
Beginning of period	92,234,553	102,226,064
End of period	$91,605,301	$92,234,553
Undistributed net investment income included in net assets:
End of period	$2,626,207	$631,979

Semiannual Report | The accompanying notes are an integral part of these financial statements. | 15

Templeton Russia and East European Fund, Inc.

Notes to Financial Statements (unaudited)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Templeton Russia and East European Fund, Inc. (Fund) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as a closed-end investment company.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. Under procedures approved by the Fund’s Board of Directors (the Board), the Fund’s administrator, investment manager and other affiliates have formed the Valuation and Liquidity Oversight Committee (VLOC). The VLOC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities. Investments in open-end mutual funds are valued at the closing net asset value.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VLOC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VLOC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VLOC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

16 | Semiannual Report

Templeton Russia and East European Fund, Inc.

Notes to Financial Statements (unaudited) (continued)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
a.	Financial Instrument Valuation (continued)

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before the daily close of business on the NYSE. Occasionally, events occur between the time at which trading in a foreign security is completed and the close of the NYSE that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at the close of the NYSE. In order to minimize the potential for these differences, the VLOC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

In addition, certain foreign markets may be open on days that the NYSE is closed, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

Semiannual Report | 17

Templeton Russia and East European Fund, Inc.

Notes to Financial Statements (unaudited) (continued)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
c.	Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained upon examination by the tax authorities based on the technical merits of the tax position. As of September 30, 2013, and for all open tax years, the Fund has determined that no liability for unrecognized tax benefits is required in the Fund’s financial statements related to uncertain tax positions taken on a tax return (or expected to be taken on future tax returns). Open tax years are those that remain subject to examination and are based on each tax jurisdiction statute of limitation.

d. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Estimated expenses are accrued daily. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Fund is notified of the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

e. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

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Templeton Russia and East European Fund, Inc.

Notes to Financial Statements (unaudited) (continued)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
f.	Guarantees and Indemnifications

Under the Fund’s organizational documents, its officers and directors are indemnified by the Fund against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Fund expects the risk of loss to be remote.

2. CAPITAL STOCK

At September 30, 2013, there were 100 million shares authorized ($0.01 par value). During the year ended ended March 31, 2013 and the period ended September 30, 2013 there were no shares issued; all reinvested distributions were satisfied with previously issued shares purchased in the open market.

The Board previously authorized an open-market share repurchase program pursuant to which the Fund may purchase, from time to time, Fund shares in open-market transactions, at the discretion of management. Effective February 26, 2013, the Board approved a modification to the Fund’s previously announced open-market share repurchase program to authorize the Fund to repurchase up to 10% of the Fund’s shares outstanding in open market transactions as of that date, at the discretion of management. Since the inception of the program, the Fund had repurchased a total of 186,180 shares. Transactions in the Fund’s shares for the year ended March 31, 2013 and the period ended September 30, 2013, were as follows:

	Period Ended		Year Ended
	September 30, 2013		March 31, 2013
	Shares	Amount	Shares	Amount

Shares repurchased	123,180	$1,737,531	63,000	$933,387
Weighted average discount of market
price to net asset value of shares
repurchased		10.64%		9.51%

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and directors of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Templeton Asset Management Ltd. (TAML)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager

Semiannual Report | 19

Templeton Russia and East European Fund, Inc.

Notes to Financial Statements (unaudited) (continued)

3.	TRANSACTIONS WITH AFFILIATES (continued)
a.	Management Fees

The Fund pays an investment management fee to TAML based on the average weekly net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
1.300%	Up to and including $1 billion
1.250%	Over $1 billion, up to and including $5 billion
1.200%	Over $5 billion, up to and including $10 billion
1.150%	Over $10 billion, up to and including $15 billion
1.100%	Over $15 billion, up to and including $20 billion
1.050%	In excess of $20 billion

Effective May 1, 2013, the Fund combined its investment management and administration agreements as approved by the Board. The fees paid under the combined agreement do not exceed the aggregate fees that were paid under the separate agreements.

Prior to May 1, 2013, the Fund paid fees to TAML based on the average weekly net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
1.100%	Up to and including $1 billion
1.050%	Over $1 billion, up to and including $5 billion
1.000%	Over $5 billion, up to and including $10 billion
0.950%	Over $10 billion, up to and including $15 billion
0.900%	Over $15 billion, up to and including $20 billion
0.850%	In excess of $20 billion

b. Administrative Fees

Effective May 1, 2013, under an agreement with TAML, FT Services provides administrative services to the Fund. The fee is paid by TAML based on the Fund’s average weekly net assets, and is not an additional expense of the Fund.

Prior to May 1, 2013, the Fund paid administrative fees to FT Services of 0.20% per year of the average weekly net assets of the Fund.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the period ended September 30, 2013, there were no credits earned.

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Templeton Russia and East European Fund, Inc.

Notes to Financial Statements (unaudited) (continued)

5. INCOME TAXES

For tax purposes, capital losses may be carried over to offset future capital gains. Capital loss carrryforwards with no expiration, if any, must be fully utilized before those with expiration dates.

At March 31, 2013, the capital loss carryforwards were as follows:

Capital loss carryforwards:
Short term	$6,691
Long term	1,478,263
Total capital loss carryforwards	$1,484,954

At September 30, 2013, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments	$77,950,025

Unrealized appreciation	$24,809,244
Unrealized depreciation	(11,001,961)
Net unrealized appreciation (depreciation)	$13,807,283

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of passive foreign investment company shares and corporate actions.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the period ended September 30, 2013, aggregated $18,062,503 and $16,062,622, respectively.

7. INVESTMENTS IN INSTITUTIONAL FIDUCIARY TRUST MONEY MARKET PORTFOLIO

The Fund invests in the Institutional Fiduciary Trust Money Market Portfolio (Sweep Money Fund), an open-end investment company managed by Franklin Advisers, Inc. (an affiliate of the investment manager). Management fees paid by the Fund are reduced on assets invested in the Sweep Money Fund, in an amount not to exceed the management and administrative fees paid by the Sweep Money Fund.

8. CONCENTRATION OF RISK

Investing in equity securities of Russian companies may include certain risks not typically associated with investing in countries with more developed securities markets, such as political, economic and legal uncertainties, delays in settling portfolio transactions and the risk of loss from Russia’s underdeveloped systems of securities registration and transfer. At September 30, 2013, the Fund had 57.7% of its net assets invested in Russia.

Semiannual Report | 21

Templeton Russia and East European Fund, Inc.

Notes to Financial Statements (unaudited) (continued)

9. FAIR VALUE MEASUREMENTS

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

  Level 1 – quoted prices in active markets for identical financial instruments
  Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)
  Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The inputs or methodology used for valuing financial instruments are not an indication of the risk associated with investing in those financial instruments.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

A summary of inputs used as of September 30, 2013, in valuing the Fund’s assets carried at fair value, is as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Investments in Securities:
Equity Investments:[a]
Airlines	$—	$518,972	$—	$518,972
Commercial Banks	14,763,325	4,307,108	—	19,070,433
Food & Staples Retailing	5,697,489	4,038,828	—	9,736,317
Food Products	5,184,463	1,231,627	—	6,416,090
Metals & Mining	—	2,813,028	—	2,813,028
Oil, Gas & Consumable Fuels	9,008,371	14,856,504	—	23,864,875
Pharmaceuticals	1,422,576	6,199,451	—	7,622,027
Specialty Retail	782,074	1,277,671	—	2,059,745
Wireless Telecommunication Services	—	4,385,810	—	4,385,810
Other Equity Investments[b]	7,726,661	—	—	7,726,661
Short Term Investments	7,543,350	—	—	7,543,350
Total Investments in Securities	$52,128,309	$39,628,999	$—	$91,757,308

[a]Includes common and preferred stocks.
[b]For detailed categories, see the accompanying Statement of Investments.

22 | Semiannual Report

Templeton Russia and East European Fund, Inc.

Notes to Financial Statements (unaudited) (continued)

9. FAIR VALUE MEASUREMENTS (continued)

During the period ended September 30, 2013, the Fund recorded significant transfers of assets between Level 1 and Level 2 within the fair value hierarchy due to a refinement in price valuation methodology, as follows:

Transfer During
the Period From:
Level 1 to Level 2
Assets:
Investments in Securities:
Equity Investments:[a]
Oil, Gas & Consumable Fuels	$9,899,673
Total Investments in Securities	$9,899,673

[a]Includes common stocks.

A reconciliation of assets in which Level 3 inputs are used in determining fair value is presented when there are significant Level 3 investments at the end of the period.

10. NEW ACCOUNTING PRONOUNCEMENTS

In June 2013, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2013-08, Investment Companies (Topic 946): Amendments to the Scope, Measurement, and Disclosure Requirements. The ASU modifies the criteria used in defining an investment company under U.S. Generally Accepted Accounting Principles and also sets forth certain measurement and disclosure requirements. Under the ASU, an entity that is registered under the 1940 Act automatically qualifies as an investment company. The ASU is effective for interim and annual reporting periods beginning after December 15, 2013. The Fund is currently reviewing the requirements and believes the adoption of this ASU will not have a material impact on its financial statements.

11. SUBSEQUENT EVENTS

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

ABBREVIATIONS

Selected Portfolio

ADR - American Depositary Receipt
GDR - Global Depositary Receipt

Semiannual Report | 23

Templeton Russia and East European Fund, Inc.

Annual Meeting of Shareholders, August 23, 2013 (unaudited)

The Annual Meeting of Shareholders of the Fund was held at the Fund’s offices, 300 S.E. 2nd Street, Fort Lauderdale, Florida, on August 23, 2013. The purpose of the meeting was to elect four Directors of the Fund and to ratify the selection of PricewaterhouseCoopers LLP as the independent registered public accounting firm for the Fund for the fiscal year ending March 31, 2014. At the meeting, the following persons were elected by the shareholders to serve as Directors of the Fund: Edith E. Holiday, Frank A. Olson, Robert E. Wade and Rupert H. Johnson, Jr.* Shareholders also ratified the selection of PricewaterhouseCoopers LLP as the independent registered public accounting firm for the Fund for the fiscal year ending March 31, 2014. No other business was transacted at the meeting.

The results of the voting at the Annual Meeting are as follows:

1. The election of four Directors:

			% of			% of
			Shares			Shares
		% of	Present		% of	Present
		Outstanding	and		Outstanding	and
Term Expiring 2016	For	Shares	Voting	Withheld	Shares	Voting
Edith E. Holiday	2,911,699	51.69%	76.88%	875,870	15.55%	23.12%
Frank A. Olson	2,884,423	51.21%	76.15%	903,146	16.03%	23.85%
Robert E. Wade	2,886,979	51.25%	76.22%	900,590	15.99%	23.78%
Rupert H. Johnson, Jr.	2,889,927	51.31%	76.30%	897,642	15.93%	23.70%

There were approximately 12,393 broker non-votes received with respect to this item.

2. The ratification of the selection of PricewaterhouseCoopers LLP as the independent registered public accounting firm for the Fund for the fiscal year ending March 31, 2014:

			% of Shares
		% of	Present
	Shares	Outstanding	and
	Voted	Shares	Voting
For	3,725,397	66.14%	98.04%
Against	29,401	0.52%	0.77%
Abstain	45,164	0.80%	1.19%
Total	3,799,962	67.46%	100.00%

*Harris J. Ashton, Ann Torre Bates, Frank J. Crothers, Gregory E. Johnson, J. Michael Luttig, David W. Niemiec, Larry D. Thompson, and Constantine D.
Tseretopoulos and are Directors of the Fund who are currently serving and whose terms of office continued after the Annual Meeting of Shareholders.

24 | Semiannual Report

Templeton Russia and East European Fund, Inc.

Dividend Reinvestment and Cash Purchase Plan

The Fund offers a Dividend Reinvestment and Cash Purchase Plan (the “Plan”) with the following features:

If shares of the Fund are held in the shareholder’s name, the shareholder will automatically be a participant in the Plan unless he elects to withdraw. If the shares are registered in the name of a broker-dealer or other nominee (i.e., in “street name”), the broker-dealer or nominee will elect to participate in the Plan on the shareholder’s behalf unless the shareholder instructs them otherwise, or unless the reinvestment service is not provided by the broker-dealer or nominee.

Participants should contact Computershare Shareowner Services, LLC, P.O. Box 43006, Providence, RI 02940-3006, to receive the Plan brochure.

To receive dividends or distributions in cash, the shareholder must notify Computershare Trust Company, N.A. (formerly, The Bank of New York Mellon) (the “Plan Administrator”) at the address above or the institution in whose name the shares are held. The Plan Administrator must receive written notice ten business days before the record date for the distribution.

Whenever the Fund declares dividends in either cash or common stock of the Fund, if the market price is equal to or exceeds net asset value at the valuation date, the participant will receive the dividends entirely in new shares at a price equal to the net asset value, but not less than 95% of the then current market price of the Fund’s shares. If the market price is lower than net asset value or if dividends and/or capital gains distributions are payable only in cash, the participant will receive shares purchased on the New York Stock Exchange or otherwise on the open market.

A participant has the option of submitting additional cash payments to the Plan Administrator, in any amounts of at least $100 each, up to a maximum of $5,000 per month, for the purchase of Fund shares for his or her account. These payments can be made by check payable to Computershare Trust Company, N.A. and sent to Computershare Shareowner Services, LLC, P.O. Box 43006, Providence, RI 02940-3006, Attention: Templeton Russia and East European Fund, Inc. The Plan Administrator will apply such payments (less a $5.00 service charge and less a pro rata share of trading fees) to purchases of Fund shares on the open market.

The automatic reinvestment of dividends and/or capital gains does not relieve the participant of any income tax that may be payable on dividends or distributions.

Whenever shares are purchased on the New York Stock Exchange or otherwise on the open market, each participant will pay a pro rata portion of trading fees. Trading fees will be deducted from amounts to be invested. The Plan Administrator’s fee for a sale of shares through the Plan is $15.00 per transaction plus a $0.12 per share trading fee.

Semiannual Report | 25

Templeton Russia and East European Fund, Inc.

Dividend Reinvestment and Cash Purchase Plan (continued)

The participant may withdraw from the Plan without penalty at any time by written notice to the Plan Administrator sent to Computershare Shareowner Services, LLC, P.O. Box 43006, Providence, RI 02940-3006. Upon withdrawal, the participant will receive, without charge, share certificates issued in the participant’s name for all full shares held by the Plan Administrator; or, if the participant wishes, the Plan Administrator will sell the participant’s shares and send the proceeds to the participant, less a service charge of $15.00 and less trading fees of $0.12 per share. The Plan Administrator will convert any fractional shares held at the time of withdrawal to cash at current market price and send a check to the participant for the net proceeds.

Direct Deposit Service for Registered Shareholders

Cash distributions can now be electronically credited to a checking or savings account at any financial institution that participates in the Automated Clearing House (“ACH”) system. The Direct Deposit service is provided for registered shareholders at no charge. To enroll in the service, access your account online by going to www.computershare.com/investor or dial (800) 416-5585 (toll free) and follow the instructions. Direct Deposit will begin with the next scheduled distribution payment date following enrollment in the service.

26 | Semiannual Report

Templeton Russia and East European Fund, Inc.

Transfer Agent
Computershare Shareowner Services, LLC
P.O. Box 43006
Providence, RI 02940-3006

Overnight address:
250 Royall Street
Canton, MA 02021

(800) 416-5585
www.computershare.com/investor

Direct Registration

If you are a registered shareholder of the Fund, purchases of shares of the Fund can be electronically credited to your Fund account at Computershare Shareowner Services, LLC through Direct Registration. This service provides shareholders with a convenient way to keep track of shares through book entry transactions, electronically move book-entry shares between broker-dealers, transfer agents and DRS eligible issuers, and eliminate the possibility of lost certificates. For additional information, please contact Computershare Shareowner Services, LLC at (800) 416-5585.

Shareholder Information

Shares of Templeton Russia and East European Fund, Inc. are traded on the New York Stock Exchange under the symbol “TRF.” Information about the net asset value and the market price is published each Monday in the Wall Street Journal, weekly in Barron’s and each Saturday in The New York Times and other newspapers. Daily market prices for the Fund’s shares are published in “New York Stock Exchange Composite Transactions” section of newspapers.

For current information about distributions and shareholder accounts, call (800) 416-5585. Registered shareholders can now access their Fund account on-line with the Investor ServiceDirect™ website. For information go to Computershare Shareowner Services, LLC’s website at www.computershare.com/investor and follow the instructions.

The daily closing net asset value as of the previous business day may be obtained when available by calling Franklin Templeton Fund Information after 7 a.m. Pacific time any business day at (800) DIAL BEN/342-5236. The Fund’s net asset value and dividends are also listed on the NASDAQ Stock Market, Inc.’s Mutual Fund Quotation Service (“NASDAQ MFQS”).

Shareholders not receiving copies of the reports to shareholders because their shares are registered in the name of a broker or a custodian can request that they be added to the Fund’s mailing list by writing Templeton Russia and East European Fund, Inc., 100 Fountain Parkway, P.O. Box 33030, St. Petersburg, FL 33733-8030.

Semiannual Report | 27

Templeton Russia and East European Fund, Inc.

Shareholder Information

Proxy Voting Policies and Procedures

The Fund’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Fund’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Fund files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

Certifications

The Fund’s Chief Executive Officer – Finance and Administration is required by the New York Stock Exchange’s Listing Standards to file annually with the Exchange a certification that she is not aware of any violation by the Fund of the Exchange’s Corporate Governance Standards applicable to the Fund. The Fund has filed such certification.

In addition, the Fund’s Chief Executive Officer – Finance and Administration and Chief Financial Officer and Chief Accounting Officer are required by the rules of the U.S. Securities and Exchange Commission to provide certain certifications with respect to the Fund’s Form N-CSR and Form N-CSRS (which include the Fund’s annual and semiannual reports to shareholders) that are filed semiannually with the Commission. The Fund has filed such certifications with its Form N-CSR for the 12 months ended March 31, 2013. Additionally, the Fund expects to file, on or about November 29, 2013, such certifications with its Form N-CSRS for the six months ended September 30, 2013.

28 | Semiannual Report

VALUE | BLEND | GROWTH | SECTOR | GLOBAL | INTERNATIONAL | HYBRID | ALTERNATIVE | ASSET ALLOCATION | FIXED INCOME | TAX-FREE INCOME

FRANKLIN TEMPLETON
INVESTMENTS

< GAIN FROM OUR PERSPECTIVE® >

Semiannual Report

Templeton Russia and East European Fund, Inc.

Investment Manager
Templeton Asset Management Ltd.

Transfer Agent
Computershare Shareowner Services, LLC
P.O. Box 43006
Providence, RI 02940-3006
Toll free number: (800) 416-5585
Hearing Impaired phone number: (800) 231-5469
Foreign Shareholders phone number: (201) 680-6578
www.computershare.com/investor

Fund Information
(800) DIAL BEN®/342-5236

Investors should be aware that the value of investments made for the Fund may go down as well as up. Like any investment in securities, the value of the Fund's portfolio will be subject to the risk of loss from market, currency, economic, political and other factors. The Fund and its investors are not protected from such losses by the investment manager. Therefore, investors who cannot accept this risk should not invest in shares of the Fund.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

© 2013 Franklin Templeton Investments. All rights reserved.

TLTRF S 11/13

Item 2. Code of Ethics.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

Item 3. Audit Committee Financial Expert.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert is David W. Niemiec and he is
"independent" as defined under the relevant Securities and Exchange Commission
Rules and Releases.

Item 4. Principal Accountant Fees and Services. N/A

Item 5. Audit Committee of Listed Registrants.

Members of the Audit Committee are: Ann Torre Bates, Frank J. Crothers, David
W. Niemiec and Constantine D. Tseretopoulos.

Item 6. Schedule of Investments. N/A

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End
Management Investment Companies.

The board of directors of the Fund has delegated the authority to vote proxies related to the portfolio securities held by the Fund to the Fund’s investment manager Templeton Asset Management Ltd. in accordance with the Proxy Voting
Policies and Procedures (Policies) adopted by the investment manager.
The investment manager has delegated its administrative duties with respect to the voting of proxies to the Proxy Group within Franklin Templeton Companies,
LLC (Proxy Group), an affiliate and wholly owned subsidiary of Franklin
Resources, Inc. All proxies received by the Proxy Group will be voted based upon the investment manager’s instructions and/or policies. The investment manager votes proxies solely in the best interests of the Fund and its shareholders.

To assist it in analyzing proxies, the investment manager subscribes to
Institutional Shareholder Services, Inc. (ISS), an unaffiliated third-party corporate governance research service that provides in-depth analyses of shareholder meeting agendas, vote recommendations, vote execution services, ballot reconciliation services, recordkeeping and vote disclosure services. In addition, the investment manager subscribes to Glass, Lewis & Co., LLC (Glass
Lewis), an unaffiliated third-party analytical research firm, to receive analyses and vote recommendations on the shareholder meetings of publicly held

U.S. companies, as well as a limited subscription to its international research. Although ISS’ and/or Glass Lewis’ analyses are thoroughly reviewed and considered in making a final voting decision, the investment manager does not consider recommendations from ISS, Glass Lewis or any other third party to be determinative of the investment manager’s ultimate decision. As a matter of policy, the officers, directors/trustees and employees of the investment manager and the Proxy Group will not be influenced by outside sources whose interests conflict with the interests of the Fund and its shareholders. Efforts are made to resolve all conflicts in the best interests of the investment manager’s clients. Material conflicts of interest are identified by the Proxy
Group based upon analyses of client, distributor, broker-dealer and vendor lists, information periodically gathered from directors and officers, and information derived from other sources, including public filings. In situations where a material conflict of interest is identified, the Proxy Group may defer to the voting recommendation of ISS, Glass Lewis or those of another independent third-party provider of proxy services; or send the proxy directly to the Fund's board or a committee of the board with the investment manager's recommendation regarding the vote for approval.

Where a material conflict of interest has been identified, but the items on which the investment manager’s vote recommendations differ from Glass Lewis,
ISS, or another independent third-party provider of proxy services relate specifically to (1) shareholder proposals regarding social or environmental issues, (2) “Other Business” without describing the matters that might be considered, or (3) items the investment manager wishes to vote in opposition to the recommendations of an issuer’s management, the Proxy Group may defer to the vote recommendations of the investment manager rather than sending the proxy directly to the Fund's board or a board committee for approval.

To avoid certain potential conflicts of interest, the investment manager will employ echo voting, if possible, in the following instances: (1) when the Fund invests in an underlying fund in reliance on any one of Sections 12(d) (1) (E),
(F), or (G) of the 1940 Act, the rules thereunder, or pursuant to a SEC exemptive order thereunder; (2) when the Fund invests uninvested cash in affiliated money market funds pursuant to the rules under the 1940 Act or any exemptive orders thereunder (“cash sweep arrangement”); or (3) when required pursuant to the Fund’s governing documents or applicable law. Echo voting means that the investment manager will vote the shares in the same proportion as the vote of all of the other holders of the Fund’s shares.

The recommendation of management on any issue is a factor that the investment manager considers in determining how proxies should be voted. However, the investment manager does not consider recommendations from management to be determinative of the investment manager’s ultimate decision. As a matter of practice, the votes with respect to most issues are cast in accordance with the position of the company's management. Each issue, however, is considered on its own merits, and the investment manager will not support the position of the company's management in any situation where it deems that the ratification of management’s position would adversely affect the investment merits of owning that company’s shares.

Investment manager’s proxy voting policies and principles The investment manager has adopted general proxy voting guidelines, which are summarized below. These guidelines are not an exhaustive list of all the issues that may arise and the investment manager cannot anticipate all future situations. In all cases, each proxy will be considered based on the relevant facts and circumstances.

Board of directors. The investment manager supports an independent board of directors, and prefers that key committees such as audit, nominating, and compensation committees be comprised of independent directors. The investment manager will generally vote against management efforts to classify a board and will generally support proposals to declassify the board of directors. The investment manager will consider withholding votes from directors who have attended less than 75% of meetings without a valid reason. While generally in favor of separating Chairman and CEO positions, the investment manager will review this issue as well as proposals to restore or provide for cumulative voting on a case-by-case basis, taking into consideration factors such as the company’s corporate governance guidelines or provisions and performance. The investment manager generally will support non-binding shareholder proposals to require a majority vote standard for the election of directors; however, if these proposals are binding, the investment manager will give careful review on a case-by-case basis of the potential ramifications of such implementation.

In the event of a contested election, the investment manager will review a number of factors in making a decision including management’s track record, the company’s financial performance, qualifications of candidates on both slates, and the strategic plan of the dissidents.

Ratification of auditors of portfolio companies. The investment manager will closely scrutinize the independence, role and performance of auditors. On a case-by-case basis, the investment manager will examine proposals relating to non-audit relationships and non-audit fees. The investment manager will also consider, on a case-by-case basis, proposals to rotate auditors, and will vote against the ratification of auditors when there is clear and compelling evidence of a lack of independence, accounting irregularities or negligence.
The investment manager may also consider whether the ratification of auditors has been approved by an appropriate audit committee that meets applicable composition and independence requirements.

Management and director compensation. A company’s equity-based compensation plan should be in alignment with the shareholders’ long-term interests. The investment manager believes that executive compensation should be directly linked to the performance of the company. The investment manager evaluates plans on a case-by-case basis by considering several factors to determine whether the plan is fair and reasonable, including the ISS quantitative model utilized to assess such plans and/or the Glass Lewis evaluation of the plans.
The investment manager will generally oppose plans that have the potential to be excessively dilutive, and will almost always oppose plans that are structured to allow the repricing of underwater options, or plans that have an automatic share replenishment “evergreen” feature. The investment manager will generally support employee stock option plans in which the purchase price is at least 85% of fair market value, and when potential dilution is 10% or less.

Severance compensation arrangements will be reviewed on a case-by-case basis, although the investment manager will generally oppose “golden parachutes” that are considered to be excessive. The investment manager will normally support proposals that require a percentage of directors’ compensation to be in the form of common stock, as it aligns their interests with those of shareholders.

The investment manager will review non-binding say-on-pay proposals on a case-
by-case basis, and will generally vote in favor of such proposals unless compensation is misaligned with performance and/or shareholders’ interests, the company has not provided reasonably clear disclosure regarding its compensation practices, or there are concerns with the company’s remuneration practices.

Anti-takeover mechanisms and related issues. The investment manager generally opposes anti-takeover measures since they tend to reduce shareholder rights.
However, as with all proxy issues, the investment manager conducts an independent review of each anti-takeover proposal. On occasion, the investment manager may vote with management when the research analyst has concluded that the proposal is not onerous and would not harm the Fund or its shareholders’
interests. The investment manager generally supports proposals that require shareholder rights’ plans (“poison pills”) to be subject to a shareholder vote and will closely evaluate such plans on a case-by-case basis to determine whether or not they warrant support. In addition, the investment manager will generally vote against any proposal to issue stock that has unequal or subordinate voting rights. The investment manager generally opposes any supermajority voting requirements as well as the payment of “greenmail.” The investment manager generally supports “fair price” provisions and confidential voting. The investment manager will review a company’s proposal to reincorporate to a different state or country on a case-by-case basis taking into consideration financial benefits such as tax treatment as well as comparing corporate governance provisions and general business laws that may result from the change in domicile.

Changes to capital structure. The investment manager realizes that a company's financing decisions have a significant impact on its shareholders, particularly when they involve the issuance of additional shares of common or preferred stock or the assumption of additional debt. The investment manager will review, on a case-by-case basis, proposals by companies to increase authorized shares and the purpose for the increase. The investment manager will generally not vote in favor of dual-class capital structures to increase the number of authorized shares where that class of stock would have superior voting rights. The investment manager will generally vote in favor of the issuance of preferred stock in cases where the company specifies the voting, dividend, conversion and other rights of such stock and the terms of the preferred stock issuance are deemed reasonable. The investment manager will review proposals seeking preemptive rights on a case-by-case basis.

Mergers and corporate restructuring. Mergers and acquisitions will be subject to careful review by the research analyst to determine whether they would be beneficial to shareholders. The investment manager will analyze various economic and strategic factors in making the final decision on a merger or acquisition. Corporate restructuring proposals are also subject to a thorough examination on a case-by-case basis.

Environment, social and governance issues. The investment manager will generally give management discretion with regard to social, environmental and ethical issues, although the investment manager may vote in favor of those that are believed to have significant economic benefits or implications for the Fund and its shareholders. The investment manager generally supports the right of shareholders to call special meetings and act by written consent. However, the investment manager will review such shareholder proposals on a case-by-case basis in an effort to ensure that such proposals do not disrupt the course of business or waste company resources for the benefit of a small minority of shareholders. The investment manager will consider supporting a shareholder proposal seeking disclosure and greater board oversight of lobbying and corporate political contributions if the investment manager believes that there is evidence of inadequate oversight by the company’s board, if the company’s current disclosure is significantly deficient, or if the disclosure is notably lacking in comparison to the company’s peers. The investment manager will consider on a case-by-case basis any well-drafted and reasonable proposals for proxy access considering such factors as the size of the company, ownership thresholds and holding periods, responsiveness of management, intentions of the shareholder proponent, company performance, and shareholder base.

Global corporate governance. Many of the tenets discussed above are applied to the investment manager's proxy voting decisions for international investments.
However, the investment manager must be flexible in these worldwide markets.
Principles of good corporate governance may vary by country, given the constraints of a country’s laws and acceptable practices in the markets. As a result, it is on occasion difficult to apply a consistent set of governance practices to all issuers. As experienced money managers, the investment manager's analysts are skilled in understanding the complexities of the regions in which they specialize and are trained to analyze proxy issues germane to their regions.

The investment manager will generally attempt to process every proxy it receives for all domestic and foreign securities. However, there may be situations in which the investment manager may be unable to vote a proxy, or may choose not to vote a proxy, such as where: (i) the proxy ballot was not received from the custodian bank; (ii) a meeting notice was received too late;
(iii) there are fees imposed upon the exercise of a vote and it is determined that such fees outweigh the benefit of voting; (iv) there are legal encumbrances to voting, including blocking restrictions in certain markets that preclude the ability to dispose of a security if the investment manager votes a proxy or where the investment manager is prohibited from voting by applicable law or other regulatory or market requirements, including but not limited to, effective Powers of Attorney; (v) the investment manager held shares on the record date but has sold them prior to the meeting date; (vi) proxy voting service is not offered by the custodian in the market; (vii) the investment manager believes it is not in the best interest of the Fund or its shareholders to vote the proxy for any other reason not enumerated herein; or (viii) a security is subject to a securities lending or similar program that has transferred legal title to the security to another person. The investment manager or its affiliates may, on behalf of one or more of the proprietary registered investment companies advised by the investment manager or its affiliates, determine to use its best efforts to recall any security on loan where the investment manager or its affiliates (a) learn of a vote on a material event that may affect a security on loan and (b) determine that it is in the best interests of such proprietary registered investment companies to recall the security for voting purposes.

Shareholders may view the complete Policies online at franklintempleton.com.
Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort
Lauderdale, FL 33301-1923, Attention: Proxy Group. Copies of the Fund’s proxy voting records are available online at franklintempleton.com and posted on the
SEC website at www.sec.gov. The proxy voting records are updated each year by
August 31 to reflect the most recent 12-month period ended June 30.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.
N/A

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Period	(a) Total Number of Shares Purchased	(b) Average Price Paid per Share	(c) Total Number of Shares Purchased as Part of Publicly Announced Plans or Program	(d) Maximum Number (or Approximate Dollar Value) of Shares that May Yet Be Purchased Under the Plans or Programs
Month #1 (4/1/13 - 4/30/13)	-	-	-	5,682,174.00
Month #2 (5/1/13 - 5/31/13)	15,560.000	14.57	15,560.000	5,666,614.00
Month #3 (6/1/13 - 6/30/13)	42,900.000	14.12	42,900.000	5,623,714.00
Month #4 (7/1/13 - 7/31/13)	24,270.000	14.06	24,270.000	5,599,444.00
Month #5 (8/1/13 - 8/31/13)	37,430.000	13.94	37,430.000	5,562,014.00
Month #6 (9/1/13 - 9/30/13)	3,020.000	14.05	3,020.000	5,558,994.00
Total	123,180.000	14.11	123,180.000	5,558,994.00

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Directors that would require disclosure herein.

Item 11. Controls and Procedures.

(a) Evaluation of Disclosure Controls and Procedures. The Registrant
maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant’s filings under the
Securities Exchange Act of 1934 and the Investment Company Act of 1940 is
recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant’s management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The
Registrant’s management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-
CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant’s management, including the
Registrant’s principal executive officer and the Registrant’s principal financial officer, of the effectiveness of the design and operation of the
Registrant’s disclosure controls and procedures. Based on such evaluation, the
Registrant’s principal executive officer and principal financial officer concluded that the Registrant’s disclosure controls and procedures are effective.

(b) Changes in Internal Controls. There have been no changes in the
Registrant’s internal controls or in other factors that could materially affect the internal controls over financial reporting subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on
Form N-CSR.

Item 12. Exhibits.

(a)(1) Code of Ethics

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration,
and Mark H. Otani, Chief Financial Officer and Chief Accounting Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of
Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and
Mark H. Otani, Chief Financial Officer and Chief Accounting Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

TEMPLETON RUSSIA AND EAST EUROPEAN FUND, INC.

By /s/LAURA F. FERGERSON
Laura F. Fergerson
Chief Executive Officer –
Finance and Administration
Date November 26, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/LAURA F. FERGERSON
Laura F. Fergerson
Chief Executive Officer –
Finance and Administration
Date November 26, 2013

By /s/MARK H. OTANI
Mark H. Otani
Chief Financial Officer and
Chief Accounting Officer
Date November 26, 2013